Municipal Solid Waste Concession Agreement, Land Lease Agreement & Supply of Treated Sewage/Effluent Agreement

Governorate of the Autonomous Island of Grande Comore, Union of the Comoros
&
BioCrude Technologies, Inc.

Document Owner:	BioCrude Technologies, Inc.
Effective Date:	02-12-2016

Version

Version	Date	Description	Author
1.0	02-12-2016	MSW, Land & Treated Sewage Effluent Concession Agreements	Mr. John MOUKAS

Approval

(By signing below, all Approvers agree to all terms and conditions outlined in this Agreement)

Approvers	Name	Signed	Approval Date
BioCrude Technologies, Inc.	Mr. John MOUKAS		02-12-2016
Gouvernorat de l'Île Autonome de la Grande Comore	The Honourable HASSANI Hamadi		09/12/16
Commissariat à l'Environnement, à l'Urbanisme, au Développement Durable et à l'Énergie, à l'Emploi, à l'Entreprenariat et à la Solidarité	Mr. Mohamed Abdou MLANAO		09/12/2016
Commissariat à la Sécurité intérieure, à la Fonction Publique, à l'Administration des Collectivités Territoriales Décentralisées, à la Réforme Administrative, chargé de l'Information	Ms. Maissara Adam MONDOHA		2016
Commissariat aux Finances, au Budget, à l'Économie, au Commerce Intérieur, à l'Industrie, au Plan, chargé de la promotion des Investissements	Mr. Said Ahamada YOUSSOUF		09.12.2016
Ville de Moroni	Mr. Moustapha Chamssoudine DADA		09/12/2016

LE GOUVERNEUR

Nota Bene:

33.3.13 Joint and Several Responsibility

In all cases where the word Guarantor is used in this Guaranty, it shall mean and apply equally to each and all of the individuals and/or entities, which have executed this Guaranty. All of the obligations of the Guarantor hereunder shall be joint and several.

33.3.14 No Consequential or Indirect Losses

The liability of the Corporation and the First Party shall be limited to that explicitly provided in this Agreement. Provided that notwithstanding anything contained in this Agreement, under no event shall the First Party or the Corporation claim from one another and indirect or consequential losses or damages.

34. COMMERCIAL AGREEMENT

First Party hereby recognizes that this is a commercial act being undertaken by First Party and that it hereby unconditionally and irrevocably:

a) waives any right of immunity, sovereign or otherwise and

b) agrees that should any proceedings be brought against it or its assets in relation to this Agreement or any transaction contemplated by this Agreement no immunity, sovereign or otherwise, from such proceedings, execution, attachment or other legal process shall be claimed by or in behalf of itself or with respect to any of its assets.

IN WITNESS WHEREOF the parties hereto have placed their respective hands and seals hereto on the day and year first herein above mentioned.

SIGNED, SEALED AND DELIVERED BY: FIRST PARTY

GOUVERNORAT DE L'ÎLE AUTONOME DE LA GRANDE COMORE

The Honourable HASSANI Hamadi, Governor

Signature: ____________________

Date: 09 / 12 / 2016

Initials: ________ Initials: MAM

COMMISSARIAT À L'ENVIRONNEMENT, À L'URBANISME, AU DÉVELOPPEMENT DURABLE ET À L'ENERGIE, À L'EMPLOI, À L'ENTREPREUNARIAT ET À LA SOLIDARITÉ

Mr. Mohamed Abdou MLANAO, Commissioner

Signature: ____________________

Date: 09 / 12 / 2016

COMMISSARIAT A LA SECURITE INTERIEURE, A LA FONCTION PUBLIQUE, A L'ADMINISTRATION DES COLLECTIVITES TERRITORIALES DECENTRALISEES, A LA REFORME ADMINISTRATIVE, CHARGE DE L'INFORMATION

Ms. Maissara Adam MONDOHA, Commissioner

Signature: ____________________

Date: 09 / 12 / 2016

COMMISSARIAT AUX FINANCES, AU BUDGET, A L'ECONOMIE, AU COMMERCE INTERIEUR, A L'INDUSTRIE, AU PLAN, CHARGE DE LA PROMOTION DES INVESTISSMENTS

Mr. Said Ahamada YOUSSOUF, Commissioner

Signature: ____________________

Date: 09 / 12 / 2016

Initials: ______ Initials: MAM

VILLE DE MORONI

Mr. Moustapha Chamssoudine DADA, Mayor

Signature: ______________________

Date: 09 / 12 / 2016

SIGNED, SEALED AND DELIVERED BY: SECOND PARTY

FOR BIOCRUDE TECHNOLOGIES, INC (CORPORATION)

Mr. John MOUKAS, Chairman & CEO

Signature: ______________________

Date: 02 / 12 / 2016

LAND LEASE AGREEMENT

GOUVERNORAT DE L'ÎLE AUTONOME DE LA GRANDE COMORE

BIOCRUDE TECHNOLOGIES, INC.

AGREEMENT REFERENCE: BIOCRUDE/MCMUC/MSW-LLC/CA/2016/1

TRANSACTION CODE: BCT/MCMUC/MORONI/COMORES/1

CONTRACT GENERATION: 01

Initials: ________ Initials: MAM

IN WITNESS WHEREOF the Parties have affixed therein and sealed to this License Agreement the day and year first hereinabove written:

<u>SIGNED, SEALED AND DELIVERED BY</u>: FIRST PARTY

<u>THE "LICENSOR"</u>

GOUVERNORAT DE L'ÎLE AUTONOME DE LA GRANDE COMORE

The Honourable HASSANI Hamadi, Governor

Signature: ______________________________

Date: 09 / 12 / 2016

COMMISSARIAT À L'ENVIRONNEMENT, À L'URBANISME, AU DÉVELOPPEMENT DURABLE ET À L'ENERGIE, À L'EMPLOI, À L'ENTREPREUNARIAT ET À LA SOLIDARITÉ

Mr. Mohamed Abdou MLANAO, Commissioner

Signature: ______________________________

Date: 01 / 12 / 2016

84

COMMISSARIAT A LA SECURITE INTERIEURE, A LA FONCTION PUBLIQUE, A L'ADMINISTRATION DES COLLECTIVITES TERRITORIALES DECENTRALISEES, A LA REFORME ADMINISTRATIVE, CHARGE DE L'INFORMATION

Ms. Maissara Adam MONDOHA, Commissioner

Signature: ____________________

Date: 09 / 12 / 2016

COMMISSARIAT AUX FINANCES, AU BUDGET, A L'ECONOMIE, AU COMMERCE INTERIEUR, A L'INDUSTRIE, AU PLAN, CHARGE DE LA PROMOTION DES INVESTISSMENTS

Mr. Said Ahamada YOUSSOUF, Commissioner

Signature: ____________________

Date: 09 / 12 / 2016

VILLE DE MORONI

Mr. Moustapha Chamssoudine DADA, Mayor

Signature: ____________________

Date: 09 / 12 / 2016

SIGNED, SEALED AND DELIVERED BY: SECOND PARTY

THE "LICENSEE"

FOR BIOCRUDE TECHNOLOGIES, INC

Mr. John MOUKAS, Chairman/CEO

85

Signature: ____________

Date: 02 / 12 / 2016

Initials: ________ Initials: MAM

TREATED SEWAGE/EFFLUENT SUPPLY AGREEMENT

Supply of Treated Sewage Effluent from the Sewage Treatment Plant (STP)

GOUVERNORAT DE L'ÎLE AUTONOME DE LA GRANDE COMORE

BIOCRUDE TECHNOLOGIES, INC.

AGREEMENT REFERENCE: BIOCRUDE/MCMUC/MSW-LLC/CA/2016/1

TRANSACTION CODE: BCT/MCMUC/MORONI/COMORES/1

CONTRACT GENERATION: 01

Initials:

Initials: MAM

v. This Agreement shall be governed by the laws of Paris, France and, subject to the provisions of clause 8, the courts in Paris, France shall have jurisdiction over matters arising out of this Agreement.

12. SEVERABILITY

Nothing herein contained shall be construed to constitute a partnership between Corporation and STP, or to constitute either Party as the agent of the other and neither Party shall hold itself out as such.

If any provision of this Agreement shall be declared illegal, void or unenforceable, the same shall not affect the other provisions herein which shall be considered severable from such provision and shall remain in full force and effect.

IN WITNESS WHEREOF the Parties have affixed therein and sealed to this License Agreement the day and year first hereinabove written:

SIGNED, SEALED AND DELIVERED BY: FIRST PARTY (STP)

GOUVERNORAT DE L'ÎLE AUTONOME DE LA GRANDE COMORE

The Honourable HASSANI Hamadi, Governor

ILE AUTONOME DE NGAZIDJA — UNION DES COMORES — LE GOUVERNEUR

Signature: ______________________

Date: 09 / 12 / 2016

COMMISSARIAT À L'ENVIRONNEMENT, À L'URBANISME, AU DÉVELOPPEMENT DURABLE ET À L'ENERGIE, À L'EMPLOI, À L'ENTREPREUNARIAT ET À LA SOLIDARITÉ

Mr. Mohamed Abdou MLANAO, Commissioner

COMMISSARIAT A L'ENVIRONNEMENT, A L'URBANISME, AU DEVELOPPEMENT DURABLE, A L'ENERGIE, A L'EMPLOI, A L'ENTREPREUNARIAT ET A LA SOLIDARITE — LE COMMISSAIRE

Signature: ______________________

Date: 09 / 12 / 2016

COMMISSARIAT A LA SECURITE INTERIEURE, A LA FONCTION PUBLIQUE, A L'ADMINISTRATION DES COLLECTIVITES TERRITORIALES DECENTRALISEES, A LA REFORME ADMINISTRATIVE, CHARGE DE L'INFORMATION

Ms. Maissara Adam MONDOHA, Commissioner

Signature: ______________

Date: 09 / 12 / 2016

COMMISSARIAT AUX FINANCES, AU BUDGET, A L'ECONOMIE, AU COMMERCE INTERIEUR, A L'INDUSTRIE, AU PLAN, CHARGE DE LA PROMOTION DES INVESTISSMENTS

Mr. Said Ahamada YOUSSOUF, Commissioner

Signature: ______________

Date: 09 / 12 / 2016

VILLE DE MORONI

Mr. Moustapha Chamssoudine DADA, Mayor

Signature: ______________

Date: 09 / 12 / 2016

SIGNED, SEALED AND DELIVERED BY: SECOND PARTY

FOR BIOCRUDE TECHNOLOGIES, INC. (CORPORATION)

Mr. John MOUKAS, Chairman/CEO

97

Signature: ______________________

Date: 02 / 12 / 2016

Initials: ________ Initials: MAM